SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment To
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event  reported):  MAY 12, 2000
                                                                 ---------------



                               Banyan Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            OREGON                  000-26065                   84-1346327
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


             4740 Forge Rd., Bldg. #112, Colorado Springs, CO  80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (719)  531-5535
                                                                ---------------



ITEM  5.   OTHER EVENTS.
--------   -------------

On  May 12,  2000,  the  Registrant  publicly  disseminated  a press  release
announcing  the election of    as a member of the Board of Directors.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------    -------------------------------------

(c)        Exhibit.

99.1       The  Registrant's  Press  Release  dated  May 12,  2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANYAN  CORPORATION
                                   -------------------
                                  (Registrant)


Date:  May 15,  2000            /s/  Lawrence Stanley
                                   --------------------
                                   Lawrence Stanley
                                   President  and  CEO



                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page  Number
------          -----------                              ------------

99.1            The  Registrant's  Press  Release               3
                dated  May 12,  2000


[Exhibit  99.1  -  Press  Release]

                          BANYAN ANNOUNCES NEW DIRECTOR

Colorado Springs, Colorado - May 12, 2000 - Banyan Corporation (NQB Pinks: BANY) announces the appointment of Jeffrey M. Rhodes, age 35, as a Director of Banyan Corporation.

Mr. Rhodes is Co-Founder and Chief Technical Officer of Platte Canyon Multimedia Software Corporation, which creates computer based training, student tracking systems, and utilities for ToolBook developers. Mr. Rhodes states, "I am excited to participate in the growth and direction of Banyan Corporation. I believe it has a sound strategic plan and management that will successfully drive the Company into the twenty-first century."

Prior to founding Platte Canyon Multimedia Software Corporation in 1996, Mr. Rhodes was the Director of Multimedia Software for Titan Client/Server
Technologies. Before joining Titan in 1992, Mr. Rhodes was Chief of the Engineering & Operations Branch of the Air Force Phillips Laboratory at Edwards AFB, California.

Mr. Rhodes received a Master of Science in Economics degree from the London School of Economics in 1989. He was a Distinguished Graduate from the United States Air Force Academy, where he received a Bachelor of Science in Electrical Engineering. As well as being the Top Graduate of the United States Air Force Academy in the Class of 1987, he also received the honors of Top Cadet in Engineering, Top Cadet in Electrical Engineering, Outstanding Cadet Group Commander, and Outstanding Cadet in Military Performance. He was a recipient of the 1987 British Marshall Scholarship and the 1987 Fannie and John Hertz Fellowship. Mr. Rhodes has published numerous papers and is a frequent presenter at conferences both in the U.S. and Europe.

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in designing, manufacturing and marketing products and services aimed at the personal computer market, the notebook segment in particular which is also the fastest growing segment of the personal computer industry, and Internet e-commerce. Banyan sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name and provides e-commerce services through its subsidiary TopListing.com. Banyan's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, several of the largest U.S. computer retailers, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.


The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.


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